Securities and Exchange Commission
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): May 12, 2004

                          JOS. A. BANK CLOTHIERS, INC.
             (Exact name of registrant as specified in its charter)

                  Delaware                              36-3189198
                  --------                              ----------
           (State of Incorporation)         (I.R.S. Employer Identification No.)

         500 Hanover Pike, Hampstead, MD                      21074
         -------------------------------                      -----
         (Address of principal executive offices)          (zip code)

                                 (410) 239-2700
              (Registrant's telephone number, including area code)



ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         KPMG LLP ("KPMG") performed the audit of the financial statements of the Company for the Fiscal Year ended January 31, 2004 and issued an unqualified opinion thereon. On April 19, 2004, the Audit Committee notified KPMG that they would not be our principal accountant for the Fiscal Year ending January 29, 2005 (the "2004 Fiscal Year") and on April 20, 2004 the Audit Committee engaged Ernst & Young LLP ("E&Y") as our principal accountant. Prior to the engagement, an Administrative Law Judge of the Securities and Exchange Commission had issued an Order and Initial Decision In the Matter of Ernst & Young LLP, File No. 3-10933, suspending E&Y from accepting audit engagements for new Commission registrant audit clients for a period of six months from the date that the Initial Decision became effective. E&Y represented to us that the Order and Initial Decision would not prevent the Company from engaging E&Y until such Order and Initial Decision was entered as a final order of the Securities and Exchange Commission. On April 26, 2004, nearly a week after we had engaged E&Y, the Order became final. The following day, the Office of the Chief Accountant of the Securities and Exchange Commission issued a letter setting forth guiding principles regarding E&Y's suspension. Pursuant to those guiding principles, and subject to certain exceptions, E&Y was prohibited for a term of six months from accepting as a new Commission registrant audit client, inter alia, any entity with which E&Y did not have a continuing audit relationship as of April 16, 2004. Therefore, E&Y could not, consistent with the guiding principles, continue as our principal accountant. As approved by the Audit Committee, on May 12, 2004, we engaged Deloitte & Touche LLP ("Deloitte") as our principal accountant to audit our financial statements for the 2004 Fiscal Year.


         During the Company's two most recent fiscal years and during the subsequent interim period through May 12, 2004, (a) there were no disagreements with E&Y on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to E&Y's satisfaction would have caused it to make reference to the subject matter of the disagreement in connection with its reports and (b) there were no reportable events, as listed in Item 304(a)(1)(v) of Regulation S-K.

         E&Y did not issue any audit reports on the consolidated financial statements of Jos. A. Bank Clothiers, Inc. and subsidiaries as of and for the years ended February 1, 2003 and January 31, 2004.

         During the Company's two most recent fiscal years and through the date of the Audit Committee's decision, the Company did not consult with Deloitte with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any other matters or reportable events as set forth in Item 304 (a) (2) (i) and (ii) of Regulation S-K.

         The Company provided E&Y with a copy of the foregoing disclosures. Attached as Exhibit 16 is a copy of E&Y's letter, dated May 14, 2004, stating that they (a) are in agreement with the statements contained in paragraphs one through three above and (b) have no basis to agree or disagree with other statements of the registrant contained herein.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

c) Exhibits. The following exhibit is filed with this Report.

Exhibit
Number          Description
-------         -----------
16              Letter from Ernst & Young LLP to the Securities and Exchange
                Commission dated May 14, 2004



                                    SIGNATURE
                                    ---------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      Jos. A. Bank Clothiers, Inc.
                                      (Registrant)

                                      By:   /s/ Robert N. Wildrick
                                       ------------------------------------
                                      Robert N. Wildrick
                                      Chief Executive Officer and Director

Dated May 14, 2004

EXHIBIT INDEX

Exhibit
Number              Description
-------             -----------
16                  Letter from Ernst & Young LLP to the Securities and Exchange
                    Commission dated May 14, 2004